UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2010

Quamtel,  Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31757	98-0233452
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14911 Quorum Drive, Suite 140, Dallas, Texas 75254
(Address of principal execute offices, including zip code)

(982) 361-1980
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   Completion of Acquisition or Disposition of Assets

See ITEM 3.02.

ITEM 3.02   Unregistered Sale of Equity Securities

On December 9, 2009, Registrant entered into and closed a Membership Interest Purchase Agreement to acquire all of the outstanding membership interests of Mobile Internet Devices, LLC, a Florida limited liability company (the “Company”).  The sellers were DataJack, Inc., a Florida corporation owned by Keith R. Jones, and Schooner Enterprises, Inc., a Nevada corporation owned by John W. Richardson.

Effective August 4, 2010, the parties agreed to a partial rescission of such Agreement. A copy of such agreement is attached. The parties completed execution of this Agreement on August 9, 2010.

ITEM 9.01   Financial Exhibits, Pro Forma Financial Information and Exhibits.

Exhibit 2.1 – Partial Rescission of Membership Interest Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quamtel, Inc.
(Registrant)

Date: August 13, 2010	By:	/s/ Stuart Ehrlich
Stuart Ehrlich
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
2.1	Partial Rescission of Membership Interest Purchase Agreement